EXHIBIT 24.1

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  NEIL A. ARMSTRONG
                                 Neil A. Armstrong

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                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  JAMES K. BAKER
                                 James K. Baker

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  MICHAEL G. BROWNING
                                 Michael G. Browning

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  PHILLIP R. COX
                                 Phillip R. Cox

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  KENNETH M. DUBERSTEIN
                                 Kenneth M. Duberstein

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  JOHN A. HILLENBRAND II
                                 John A. Hillenbrand II

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 18th day of July, 1996.



                              /s/  GEORGE C. JUILFS
                                 George C. Juilfs

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 19th day of July, 1996.



                              /s/  MELVIN PERELMAN
                               Dr. Melvin Perelman

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 18th day of July, 1996.



                              /s/  THOMAS E. PETRY
                                 Thomas E. Petry

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  JACKSON H. RANDOLPH
                                 Jackson H. Randolph

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 17th day of July, 1996.



                              /s/  JAMES E. ROGERS
                                 James E. Rogers

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of July, 1996.



                              /s/  JOHN J. SCHIFF, JR.
                                 John J. Schiff, Jr.

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 15th day of August, 1996.



                              /s/  PHILIP R. SHARP
                               Dr. Philip R. Sharp

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 18th day of July, 1996.



                              /s/  VAN P. SMITH
                                 Van P. Smith

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of July, 1996.



                              /s/  DUDLEY S. TAFT
                                 Dudley S. Taft

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Cheryl M. Foley and Jerome A. Vennemann, or any of them, his true and lawful attorney-in-fact and agent for him and in his name to sign Registration Statements on Form S-8 or such appropriate form as may be required, including any and all amendments and supplements thereto, for the registration of Common
Stock to be offered pursuant to the terms of the Cinergy Corp. 1996 Long-Term Incentive Compensation Plan (the "Plan"), and of participations (interests) in the Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, full authority to do each act necessary to be done, as fully to all purposes that he might do in person, hereby ratifying all that the attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 19th day of July, 1996.



                              /s/  OLIVER W. WADDELL
                                 Oliver W. Waddell


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